Summary Prospectus
November 25, 2020, as restated March 4, 2021

Hartford Municipal Opportunities ETF
Hartford Municipal Opportunities ETF
Ticker	Exchange
HMOP	NYSE Arca
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at http://www.hartfordfunds.com/etf-prospectuses.html. You can also get this information at no cost by calling 1-800-456-7526 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated November 25, 2020, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary. Your election to receive reports in paper will apply to all Hartford Funds held in your account. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

INVESTMENT OBJECTIVE. The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the examples below.
Shareholder Fees (fees paid directly from your investment:	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.29%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.29%
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3	Year 5	Year 10
$ 30	$93	$ 163	$368
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended July 31, 2020, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. At least 80% of the Fund’s net assets must be invested in municipal securities, and up to 35% of the Fund’s net assets may be invested in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times. The Fund may invest in securities of any maturity or duration.
Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material environmental, social and/or governance (“ESG”) factors during its research process. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of an issuer’s risk and return potential.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.

Municipal Securities Risk − Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes that could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk − Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk − High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the issuers in which the Fund invests may not be ESG issuers or have high ESG ratings.
Liquidity Risk − The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Market Price Risk − The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the investment manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike many ETFs, the Fund is not an index fund. The

Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Cash Transactions Risk − The Fund, unlike certain other ETFs, may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Because the Fund may effect redemptions for cash rather than in-kind, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below provides some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com.
The bar chart shows the Fund’s performance for each calendar year since the Fund’s inception.
Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest	3.12%	(1st quarter, 2019)	Lowest	-0.98%	(1st quarter, 2018)
The year-to-date return for the Fund as of September 30, 2020 was 3.23%.
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by visiting our website at hartfordfunds.com.

Average annual total returns for periods ending December 31, 2019
Hartford Municipal Opportunities ETF	1 Year	Since Inception 12/13/17
Return Before Taxes	7.87%	4.73%
Return After Taxes on Distributions	7.70%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	5.73%	4.10%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	6.44%	3.91%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2017
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into participation agreements with the Fund‘s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about each Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8 November 25, 2020, as restated March 4, 2021 SUM-MUNIOPPETF_03042021